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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 30, 2002
                        (Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-3, Mortgage Pass-Through Certificates, Series 2002-3).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                333-73524                         75-2808384
(State of Incorporation)   (Commission File No.)     (I.R.S. Employer Identification No.)

        4000 Horizon Way
          Irving, Texas                                         75063
 (Address of Principal executive offices)                     (Zip Code)


     Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.
         ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated March 26, 2002, and the related Prospectus Supplement dated May 23, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on May 29, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-2 (the "Offered Securities").

         On May 30, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.

         The Offered Securities, having an aggregate principal balance of approximately $411,949,500 have been sold by the Registrant to (i) Banc of America Securities LLC ("BofA") pursuant to an Underwriting Agreement dated as of May 23, 2002 (the "BofA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of May 23, 2002, each among BofA, the Registrant and FHHLC and (ii) Countrywide Securities Corporation ("Countrywide") pursuant to an Underwriting Agreement dated as of May 23, 2002 (the "Countrywide Underwriting Agreement"), as supplemented by a Terms Agreement dated as of May 23, 2002, each among Countrywide, the Registrant and FHHLC. The BofA Underwriting Agreement is filed herewith as Exhibit 1.1. The Countrywide Underwriting Agreement is filed herewith as Exhibit 1.2.

                                       -2-

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                      1.1 Underwriting Agreement dated as of May 23, 2002, by and among BofA, the Registrant and FHHLC

                      1.2 Underwriting Agreement dated as of May 23, 2002, by and among Countrywide, the Registrant and FHHLC

                      10.1 Pooling and Servicing Agreement dated as of May 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

                                       -3-

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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST HORIZON ASSET SECURITIES INC.



June 3, 2002                  By: /s/ Wade Walker
                                  --------------------------------------------
                                  Wade Walker
                                  Senior Vice President - Asset Securitization

Signature Page for Form 8-K (2002-3 Issuance of Certificates)

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                                INDEX TO EXHIBITS

     Exhibit No.
     -----------

         1.1 Underwriting Agreement dated as of May 23, 2002, by and among BofA, the Registrant and FHHLC

         1.2 Underwriting Agreement dated as of May 23, 2002, by and among Countrywide, the Registrant and FHHLC

         10.1 Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee